Employee benefit plans	12 Months Ended
Dec. 31, 2011
Employee benefit plans

15. Employee benefit plans

The Company has a savings plan for substantially all employees which has been established pursuant to the provisions of Section 401(k) of the Internal Revenue Code, or IRC. The plan allows for employees to contribute a percentage of their base annual salaries on a tax-deferred basis not to exceed IRC limitations. The Company does not provide any matching contributions.

The Company also maintains a voluntary compensation deferral plan, the DaVita Voluntary Deferral Plan. This plan is non-qualified and permits certain employees whose annualized base salary equals or exceeds a minimum annual threshold amount as set by the Company to elect to defer all or a portion of their annual bonus payment and up to 50% of their base salary into a deferral account maintained by the Company. Total contributions to this plan in 2011, 2010 and 2009 were $2,416, $1,125 and $2,062, respectively. Deferred amounts are generally paid out in cash at the participant’s election either in the first or second year following retirement or in a specified future period at least three to four years after the deferral election was effective. During 2011, 2010 and 2009 the Company distributed $955, $701 and $601, respectively, to participants. Participants are credited with their proportional amount of annual earnings from the plan. The assets of this plan are held in a “rabbi trust” and as such are subject to the claims of the Company’s general creditors in the event of its bankruptcy. As of December 31, 2011 and 2010, the total fair value of assets held in trust were $9,796 and $8,547, respectively.

As part of the acquisition of DVA Renal Healthcare on October 5, 2005, the Company acquired an Executive Retirement Plan for certain members of management. This plan is non-qualified and contributions to the plan were made at the discretion of DVA Renal Healthcare based upon a pre-determined percentage of a participant’s base salary. Effective November 2005, all contributions to this plan were discontinued and the balance of the plan assets will be paid out upon termination of each individual participant. During 2011, 2010 and 2009, the Company distributed $194, $198 and $241, respectively, to participants. As of December 31, 2011 and 2010, the total fair value of assets held in trust was $1,294 and $1,501, respectively.

The fair value of all of the assets held in plan trusts as of December 31, 2011, and 2010 totaled $11,090 and $10,048, respectively. These assets are available for sale and as such are recorded at fair market value with changes in the fair market values being recorded in other comprehensive income. Any fair market value changes to the corresponding liability balance will be recorded as compensation expense. See Note 9 to the consolidated financial statements.

Most of the Company’s outstanding employee stock plan awards include a provision accelerating the vesting of the award in the event of a change of control. The Company also maintains a change of control protection program for its employees who do not have a significant number of stock awards, which has been in place since 2001, and which provides for cash bonuses to employees in the event of a change of control. Based on the market price of the Company’s common stock and shares outstanding on December 31, 2011, these cash bonuses would total approximately $277,000 if a control transaction occurred at that price and the Company’s Board of Directors did not modify the program. This amount has not been accrued at December 31, 2011, and would only be accrued upon a change of control. These change of control provisions may affect the price an acquirer would be willing to pay for the Company.